Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent events
Subsequent events

27. Subsequent events

        The Company's board of directors received a preliminary non-binding proposal letter dated December 31, 2014 from the Company's founder and chairman of the board of directors, Mr. Michael Yufeng Chi, to acquire all of the Company's outstanding ordinary shares not already directly or indirectly owned by him in a going private transaction for US$20 per ADS in cash, or US$4 per ordinary share in cash. The board of directors of the Company formed a special committee of independent directors on January 2, 2015 to consider the proposal.

        On April 26, 2015, the Company entered into a merger agreement with Perfect Peony Holding Company Limited, or Parent (an entity controlled by Mr. Michael Yufeng Chi), and Perfect World Merger Company Limited, or Merger Sub (a wholly owned subsidiary of the Parent). Subject to satisfaction of the merger agreement's terms and conditions, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the "Merger"). Each of the Company's ordinary shares or ADSs will be cancelled in exchange for the right to receive US$4.04 per ordinary share or US$20.20 per ADS in cash without interest, except for shares (including such shares represented by ADSs) already directly or indirectly owned by Mr. Michael Yufeng Chi, and shares held by shareholders who have validly exercised and not effectively withdrawn or lost their rights to dissent from the Merger. The Company's board of directors has approved the Merger, which is subject to approval by the Company's shareholders.